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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 26, 1999
                                 Date of Report
                       (Date of earliest event reported)



                              BARGO ENERGY COMPANY
       (Exact name of small business issuer as specified in its charter)


         Texas                            0-8609               87-0239185
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


                           700 Louisiana, Suite 3700
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                 (713) 236-9792
                (Issuer's telephone number, including area code)


                          Future Petroleum Corporation
                    2351 West Northwest Highway, Suite 2130
                              Dallas, Texas 75220
                        (Former name and former address,
                         if changed since last report)




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ITEM  5. OTHER EVENTS

On April 26, 1999 (the "Effective Date"), Bargo Energy Company, a Texas corporation ("Bargo"), merged with Future Petroleum Corporation, a Utah corporation ("Future"). Bargo was incorporated under the name FPT Corporation on January 26, 1999 as a wholly owned subsidiary of Future solely for the purpose of reincorporating Future in Texas.

The reincorporation occurred pursuant to a merger agreement dated April 6, 1999 entered into between Future and Bargo ("Merger Agreement"). In accordance with the terms of the Merger Agreement, Future merged into Bargo, with Bargo as the surviving corporation. On the Effective Date, each of the 22,320,066 shares of common stock of Future outstanding were converted into one share of Bargo's common stock and each of the 100,000 shares of preferred stock of Future outstanding were converted into one share of Bargo preferred stock. The company's symbol on the OTC Bulletin Board will be changed from FUPT to BARG to reflect the change in the company's name from Future Petroleum Corporation to Bargo Energy Company.

The reincorporation merger increased the company's authorized capital stock from 30,200,000 shares to 125 million shares. The articles of incorporation of Bargo authorize 125 million shares of capital stock, of which 120 million shares are common stock and 5 million shares are preferred stock. Future's articles of incorporation authorized 30 million shares of common stock and 200,000 shares of preferred stock.

The common stock of Future was registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, the common stock of Bargo is deemed to be registered under Section 12(g) of the Exchange Act. This current report constitutes Bargo's assumption of Future's filing obligations under Section 13 of the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable to this filing.

(b)      Pro forma Financial Information.

         Not applicable to this filing.


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(c)      Exhibits

The following exhibits are included as part of this report:

EXHIBIT
NUMBER                               TITLE OF DOCUMENT
------------    ---------------------------------------------------------------

2.1             Agreement and Plan of Merger, dated as of April 6, 1999 between
                Bargo and Future

3.1             Articles of Incorporation of Bargo Energy Company

3.2             Bylaws of Bargo Energy Company

4.1             Certificate of Designation of Convertible Preferred Stock,
                Series A

99.1            Press Release




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bargo Energy Company
                                                 (Registrant)



                                        /s/ Tim J. Goff
                                        --------------------------------------
Dated: April 26, 1999                   By:   Tim J. Goff, President



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                               TITLE OF DOCUMENT
------------    ---------------------------------------------------------------

2.1             Agreement and Plan of Merger, dated as of April 6, 1999 between
                Bargo and Future

3.1             Articles of Incorporation of Bargo Energy Company

3.2             Bylaws of Bargo Energy Company

4.1             Certificate of Designation of Convertible Preferred Stock,
                Series A

99.1            Press Release